Exhibit 99.1

Press Release

Media Relations Contacts:

MeeLin Nakata

Peregrine Systems, Inc.

(858) 720-5609

meelin.nakata@peregrine.com

Linda Findley

Text 100

415-593-8400

peregrine@text100.com

Investor Relations Contact:

Heidi Flannery

Ficomm

(503) 203-8808 ext. 103

Heidi.flannery@ficomm.com

FOR IMMEDIATE RELEASE

Peregrine Systems® Files Annual Report on Form 10-K for the Fiscal Year Ended March 31, 2004

SAN DIEGO, Dec. 20, 2004 — Peregrine Systems, Inc. (OTC: PRGN), a leading provider of enterprise asset and service management solutions, today filed its annual report on Form 10-K, which includes historical financial results for the fiscal year ended March 31, 2004, with the Securities and Exchange Commission (SEC).

This annual report includes Peregrine’s financial position at March 31, 2004 and 2003, and the results of its operations and cash flows for the three years ended March 31, 2004.  The filing of Peregrine’s fiscal 2004 historical year-end financial results was delayed due to Peregrine’s prior financial restatement, voluntary Chapter 11 bankruptcy reorganization proceedings and restructuring activities.

As a result of Peregrine’s emergence from Chapter 11 reorganization in August 2003, the company adopted fresh-start reporting during the fiscal 2004 second quarter ended Sept. 30, 2003 in accordance with generally accepted accounting principles (GAAP).  Therefore, Peregrine’s financial results after the July 18, 2003 adoption of fresh-start reporting are not comparable to results reported in prior periods, because of differences in the basis of accounting and the capital structure of the predecessor company and the successor company.

Peregrine adopted fresh-start reporting and adjusted the carrying value of its assets and liabilities to their fair value, effective July 18, 2003, when the company’s plan of reorganization was confirmed.  As a result, the company re-valued its balance sheet in the fiscal 2004 second quarter.  Results of operations are reported for the 109-day period ended July 18, 2003 for the predecessor company, the 257-day period ended March 31, 2004 for the successor company, and the 12-month period ended March 31, 2004 on a non-GAAP pro forma combined basis.

Historical GAAP Financial Results and Highlights:

•                  Total revenue for the successor company was $46.0 million for the fiscal 2004 fourth quarter and $125.9 million for the 257-day period ended March 31, 2004   For the predecessor company, total revenue was $48.7 million for the 109-day period ended July 18, 2003.  The $48.7 million included approximately $5.6 million attributed to transactions initiated prior to fiscal 2003, but for which the revenue recognition criteria were not fully met until the later period.

www.peregrine.com

Peregrine Systems, Inc.
3611 Valley Centre Drive
San Diego, CA 92130

•                  For the successor company, total license revenue was $17.9 million for the fiscal 2004 fourth quarter and $49.1 million for the 257-day period ended March 31, 2004.  This license revenue resulted from license transactions entered into during the applicable period and, as a result of fresh-start reporting, does not include any revenue from license transactions initiated prior to fiscal 2003.  Core product license revenue for the predecessor company for the 109-day period ended July 18, 2003 totaled $13.5 million, which includes $7.9 million from new license transactions initiated in this period and $5.6 million from license transactions initiated prior to fiscal 2003.  Core products include the company’s flagship asset and service management products, AssetCenter® and ServiceCenter®, and certain complementary products.  However, they exclude products divested by the company in its 2003 fiscal year ended March 31, 2003.

•                  For the three-month period ended March 31, 2004, the successor company’s net loss was $6.1 million, or $(0.40) per share on 15 million shares outstanding.  For the three-month period ended March 31, 2003, the predecessor company’s net loss was $26.6 million, or $(0.14) per diluted share on 195.4 million shares outstanding.  For the 257-day period ended March 31, 2004, the successor company’s net loss was $17.9 million, or $(1.19) per share on 15 million shares outstanding.  For the 109-day period ended July 18, 2003, the predecessor company’s net income was $374.2 million, or $1.82 per diluted share on 208.3 million shares outstanding.  For the year ended March 31, 2003, the predecessor company’s net income was $30.9 million, or $0.16 per share, on 195.2 million shares outstanding.

Peregrine’s cash and cash equivalent balances, excluding restricted cash, were $105.9 million at March 31, 2004.  The non-trade debt of the successor company totaled $69.3 million as of March 31, 2004, including secured factor loans, senior notes and non-interest bearing notes issued to satisfy pre-petition debt.

Historical Non-GAAP Pro Forma Combined Financial Results:

Revenue totaled $174.5 million for the pro forma combined fiscal year ended March 31, 2004, compared to the $230.0 million in revenue reported for the predecessor company for the fiscal year ended March 31, 2003. Pro forma revenue for core products and services for the combined fiscal year ended March 31, 2004 was $174.5 million, compared with the $216.1 million of revenue for core products and services reported for the predecessor company for the fiscal year ended March 31, 2003.

•                  License revenue for the pro forma combined fiscal year ended March 31, 2004 totaled $62.7 million. For this period, $57.1 million of the pro forma license revenue was attributable to license transactions entered into during the period and $5.6 million was attributable to license transactions initiated prior to fiscal 2003, but for which all revenue recognition criteria were met in the period. License revenue for the predecessor company for the fiscal year ended March 31, 2003 totaled $88.6 million, including $3.3 million of license fees for non-core product lines that were subsequently divested in fiscal 2003. For the fiscal year ended March 31, 2003, $59.4 million of the core license revenue was attributable to license transactions entered into during the fiscal year and $25.8 million was attributable to core license transactions initiated prior to fiscal 2003, but for which revenue was first recognizable in fiscal 2003.

•                  Peregrine reported non-GAAP pro forma net income of $1.2 million, or $0.08 per share, for the three-month period ended March 31, 2004, compared with non-GAAP pro forma net loss of $1.2 million, or $(0.08) per share, for the three-month period ended March 31, 2003.  The non-GAAP pro forma results exclude charges for amortization of intangibles, restructuring, impairments and bankruptcy reorganization.

The company has reconciled the non-GAAP pro forma net income (loss) to GAAP net income (loss) in a table accompanying this press release.  The pro forma net income (loss) is not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies.  Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

Peregrine uses non-GAAP pro forma information in analyzing financial results because Peregrine’s management believes that it provides meaningful information regarding the company’s operating performance and facilitates management’s internal comparisons to the company’s historical and current operating results and to the operating results of other companies.  The company believes that non-GAAP pro forma information is useful to investors because it allows for greater transparency of the company’s operating performance.

Management Commentary

“We are pleased that we have achieved a major milestone with the filing of our financial results for fiscal year 2004” said John Mutch, Peregrine’s president and CEO.  “During this fiscal year, the company achieved important objectives to create a foundation for future success and growth.  We completed a successful reorganization, focused and sustained our core business in asset and service management, and continued to innovate our software offerings. We are diligently working to file our financial reports for fiscal 2005 as quickly as we can so that our shareholders will have an updated picture of the progress we’ve made in managing and growing our core business.”

About Peregrine

Peregrine Systems, Inc. develops enterprise software solutions that enable organizations to evolve their IT service and asset management practices for reduced costs, improved IT productivity and service, and lower risk. The company’s asset and service management offerings – ranging from Peregrine Asset Tracking and Peregrine Service Establishment to Peregrine Asset Optimization and Peregrine Service Optimization — address specific business problems. These solutions make it possible for IT organizations to maintain a changing IT infrastructure, manage their relationships with end-users and service providers, and gain greater visibility into how their IT investments are performing. The Peregrine Evolution Model provides a roadmap for companies that want to systematically evolve the sophistication and effectiveness of their IT operating practices.

Founded in 1981, Peregrine Systems has sustained a rich tradition of delivering solutions with superior functionality to a broad segment of the global enterprise customer market. Headquartered in San Diego, Calif., the company conducts business from offices in the Americas, Europe and Asia Pacific.  For more information, please visit: www.peregrine.com.

# # #

Peregrine Systems, AssetCenter and ServiceCenter are registered trademarks of Peregrine Systems, Inc. or its affiliates. All other marks are the property of their respective owners.

Risk Factors

The financial results described in this press release are historical, in part because the company has significant deficiencies, including material weaknesses, in its internal controls over financial reporting.  Until the company’s periodic reports are current, investors will not have current financial information.  For this reason and based on the other risk factors described in the company’s Form 10-K for the fiscal year ended March 31, 2004, the company believes trading in its securities at this time is highly speculative and involves a high degree of risk.

Forward-Looking Statements

This press release contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, particularly statements regarding the expectations, beliefs, plans and intentions of the company.  These statements relate to expectations about future events or results and are based upon information available to the company as of today’s date.  These forward-looking statements are not guarantees of the future performance of the company and actual events or results may vary materially from the events and results discussed in this press release or in any other forward-looking statements made by or on behalf of the company.  The company disclaims any obligation to update or revise any of the forward-looking statements contained herein to reflect future events or developments.

PEREGRINE SYSTEMS, INC.

Quarterly Financial Data

(dollars in thousands, except per share data; unaudited)

	Year Ended March 31, 2004
	Predecessor Company		Successor Company
	Three Months Ended June 30, 2003	18 Days Ended July 18, 2003	74 Days Ended Sept. 30, 2003	Three Months Ended Dec. 31, 2003	Three Months Ended March 31, 2004

Revenue	$42,456	$6,199	$35,220	$44,713	$45,951
Total operating costs and expenses	41,188	7,167	35,012	46,585	48,826
Income (loss) from continuing operations before reorganization, interest and income taxes	1,268	(968)	208	(1,872)	(2,875)
Net (loss) income	(9,122)	383,311	(5,395)	(6,423)	(6,050)

Net (loss) income per share, basic(1):
(Loss) income per share from continuing operations	(0.05)	1.96	(0.36)	(0.43)	(0.40)
Income per share from discontinued operations	—	—	—	—	—
Net (loss) income per share	(0.05)	1.96	(0.36)	(0.43)	(0.40)

Net (loss) income per share, diluted(1):
(Loss) income per share from continuing operations	(0.05)	1.83	(0.36)	(0.43)	(0.40)
Income per share from discontinued operations	—	—	—	—	—
Net (loss) income per share	(0.05)	1.83	(0.36)	(0.43)	(0.40)

	Year Ended March 31, 2003
	Predecessor Company
	Three Months Ended June 30, 2002	Three Months Ended Sept. 30, 2002	Three Months Ended Dec. 31, 2002	Three Months Ended March 31, 2003
Revenue	$49,483	$60,037	$59,035	$61,485
Total operating costs and expenses	110,198	133,221	92,163	76,870
Loss from continuing operations before reorganization, interest and income taxes	(60,715)	(73,184)	(33,128)	(15,385)
Net (loss) income	(79,552)	(70,084)	207,058	(26,563)

Net (loss) income per share, basic and diluted(1):
Loss per share from continuing operations	(0.39)	(0.37)	(0.26)	(0.14)
(Loss) income per share from discontinued operations	(0.01)	0.01	1.32	—
Net (loss) income per share	(0.40)	(0.36)	1.06	(0.14)

(1)  Net (loss) income per share is computed independently for each of the quarters presented. Therefore, the sum of the quarterly share amounts may not equal the totals for the respective years.

PEREGRINE SYSTEMS, INC.

Total Revenue

(dollars in thousands; unaudited)

Three Months

	Successor Company	Predecessor Company
	Three Months Ended March 31, 2004	Three Months Ended March 31, 2003
			Change
			Amount	Percent
Total revenue
Core	$45,951	$60,066	$(14,115)	(23)%
Non-core	—	1,419	(1,419)	(100)%
Total	$45,951	$61,485	$(15,534)	(25)%

12 Months

	Successor Company	Predecessor Company	Successor & Predecessor(1)	Predecessor Company
			Pro Forma Combined 12 Months Ended March 31, 2004

	257 Days Ended March 31, 2004	109 Days Ended July 18, 2003		12 Months Ended March 31, 2003
					Change
					Amount	Percent
Total Revenue
Core	$125,884	$48,655	$174,539	$216,077	$(41,538)	(19)%
Non-core	—	—	—	13,963	(13,963)	(100)%
Total	$125,884	$48,655	$174,539	$230,040	$(55,501)	(24)%

Note:

(1)  Successor and predecessor pro forma combined for the 12-month period ended March 31, 2004 represents the addition of the successor company and predecessor company for the periods noted.

PEREGRINE SYSTEMS, INC.

Total License Revenue

(dollars in thousands; unaudited)

Three Months

	Successor Company	Predecessor Company
	Three Months Ended March 31, 2004	Three Months Ended March 31, 2003
			Change
			Amount	Percent

Licenses
Core, new	$17,865	$22,485	$(4,620)	(21)%
Core, pre-fiscal 2003 transactions	—	7,623	(7,623)	(100)%
Total core	17,865	30,108	(12,243)	(41)%
Non-core	—	1,264	(1,264)	(100)%
Total	$17,865	$31,372	$(13,507)	(43)%

12 Months

	Successor Company	Predecessor Company	Successor & Predecessor(1)	Predecessor Company
			Pro Forma Combined 12 Months Ended March 31, 2004

	257 Days Ended March 31, 2004	109 Days Ended March 31, 2003		12 Months Ended March 31, 2003
					Change
					Amount	Percent
Licenses
Core, new	$49,146	$7,930	$57,076	$59,385	$(2,309)	(4)%
Core, pre-fiscal 2003 transactions		5,595	5,595	25,837	(20,242)	(78)%
Total core	49,146	13,525	62,671	85,222	(22,551)	(26)%
Non-core	—	—	—	3,345	(3,345)	(100)%
Total	$49,146	$13,525	$62,671	$88,567	$(25,896)	(29)%

Note:

(1)  Successor and predecessor pro forma combined for the 12-month period ended March 31, 2004 represents the addition of the successor company and predecessor company for the periods noted.

PEREGRINE SYSTEMS, INC.

Reconciliation of Non-GAAP Pro Forma Net Income (Loss) with GAAP Net Income (Loss)

(in thousands, except per share amounts; unaudited)

Three Months

	Successor Company		Predecessor Company
	Three Months Ended March 31, 2004		Three Months Ended March 31, 2003
	Net Income (Loss)	Per Share	Net Loss	Per Share

Non-GAAP pro forma net income (loss)	$1,229	$0.08	$(1,204)	$(0.08)
Amortization of intangibles(2)	(5,755)	(0.38)	—	—
Restructuring, impairments and other(2)	—	—	(20,041)	(1.34)
Reorganization items, net(2)	(1,525)	(0.10)	(5,318)	(0.35)

GAAP net loss(2)	$(6,051)	$(0.40)	$(26,563)	$(1.77)

Fully Diluted Shares		15,000		15,000 (3)

12 Months

	Successor Company	Predecessor Company	Successor & Predecessor(1)			Predecessor Company
	257 Days Ended March 31, 2004	109 Days Ended July 18, 2003	Pro Forma Combined 12 Months Ended March 31, 2004			12 Months Ended March 31, 2003
	Net Income (Loss)	Net Income (Loss)	Net Income (Loss)	Per Share		Net Income	Per Share
Non-GAAP pro forma net income (loss)	$5,531	$(5,871)	$(340)	$(0.02)		$123,548	$8.24
Amortization of intangibles(2)	(16,211)	—	(16,211)	(1.08)		—	—
Restructuring, impairments and other(2)	—	1,239	1,239	0.08		(92,231)	(6.15)
Reorganization items, net(2)	(7,188)	378,821	371,633	24.77		(458)	(0.03)

GAAP net (loss) income (except combined March 31, 2004)(2)	$(17,868)	$374,189	$356,321	$23.75		$30,859	$2.06

Fully Diluted Shares	15,000	208,302		15,000	(3)		15,000 (3)

Notes:

(1)  Successor and predecessor pro forma combined for the 12-month period ended March 31, 2004 represents the addition of the successor company and predecessor company for the periods noted.

(2)  Tax benefits have not been recorded in the historical periods in which the company reported a net loss before income taxes; therefore, pro forma reconciling items are not presented net of the effects of income taxes.  In the historical periods during which the company reported net income before income taxes, pro forma reconciling items have also been presented without a tax effect in order to promote comparability of the pro forma information for all periods presented.

(3)  Fully diluted shares converted based upon recapitalization of the company with 15,000 shares on Aug. 7, 2003 retroactively applied to the pro forma combined 12-month period ended March 31, 2004, the three-month period ended March 31, 2003 and the 12-month period ended March 31, 2003.

PEREGRINE SYSTEMS, INC.

Consolidated Balance Sheets

(in thousands, except share data)

	Successor Company	Predecessor Company
	March 31, 2004	March 31, 2003
ASSETS
Current Assets:
Cash and cash equivalents	$105,946	$234,314
Cash—restricted	4,654	29,942
Accounts receivable, net of allowance for doubtful accounts of $2,441 and $5,051, respectively	42,873	41,719
Assets of discontinued operations	—	14,171
Deferred taxes	4,660	—
Other current assets	9,635	9,234
Total current assets	167,768	329,380
Property and equipment, net	7,507	11,332
Identifiable intangible assets, net	108,889	—
Goodwill	183,650	—
Deferred taxes	—	515
Investments and other assets	4,974	10,489
Total assets	$472,788	$351,716

LIABILITIES & STOCKHOLDERS’ EQUITY (DEFICIT)
Current Liabilities:
Accounts payable	$6,581	$5,481
Accrued expenses	65,454	77,341
Liabilities of discontinued operations	—	13,378
Current portion of deferred revenue	69,532	72,131
Current portion of notes payable	22,853	—
Total current liabilities	164,420	168,331
Non-current Liabilities:
Deferred revenue, net of current portion	5,646	19,665
Notes payable, net of current portion	46,467	—
Deferred taxes	6,644	—
Total non-current liabilities	58,757	19,665
Total liabilities not subject to compromise	223,177	187,996
Liabilities subject to compromise	—	427,719
Commitments and Contingencies
Stockholders’ Equity (Deficit)
Preferred stock - Successor Company, $0.0001 par value, 5 million shares authorized, no shares issued or outstanding	—	—
Preferred stock - Predecessor Company, $0.001 par value, 5 million shares authorized, no shares issued or outstanding	—	—
Common stock - Successor Company, $0.0001 par value, 100 million shares authorized, 15 million shares issued and outstanding	2	—
Common stock - Predecessor Company, $0.001 par value, 500 million shares authorized, 196.9 million shares issued and 196.4 million shares outstanding	—	197
Additional paid-in capital	270,004	3,874,166
Subscriptions receivable	(64)	(70)
Accumulated deficit	(17,868)	(4,119,304)
Unearned portion of deferred compensation	—	(551)
Treasury stock, at cost	—	(10,697)
Accumulated other comprehensive loss	(2,463)	(7,740)
Total stockholders’ equity (deficit)	249,611	(263,999)
Total liabilities and stockholders’ equity (deficit)	$472,788	$351,716

PEREGRINE SYSTEMS, INC.

Consolidated Statements of Operations

(in thousands, except per share amounts; unaudited)

	Successor Company	Predecessor Company
	Three Months Ended March 31, 2004	Three Months Ended March 31, 2003
Revenue:
Licenses	$17,865	$31,372
Maintenance	24,487	24,769
Consulting and training	3,599	5,344
Total revenue	45,951	61,485
Costs and Expense:
Cost of licenses	531	1,251
Cost of maintenance	4,257	5,188
Cost of consulting and training	3,900	5,787
Sales and marketing	13,742	17,368
Research and development	7,418	8,083
General and administrative	13,223	19,152
Amortization of intangible assets	5,755	—
Restructuring, impairments and other	—	20,041
Total operating costs and expenses	48,827	76,870
Loss from continuing operations before reorganization, interest and income taxes	(2,876)	(15,385)
Reorganization items, net	(1,525)	(5,318)
Interest expense, net	(1,280)	(5,779)
Loss from continuing operations before income taxes	(5,681)	(26,482)
Income tax expense on continuing operations	(370)	(970)
Loss from continuing operations	(6,051)	(27,452)
Income from discontinued operations, net of income taxes	—	889
Net loss	$(6,051)	$(26,563)

Net loss per share, basic:
Loss per share from continuing operations, basic	$(0.40)	$(0.14)
Income per share from discontinued operations, basic	—	—
Net loss per share, basic	$(0.40)	$(0.14)
Basic shares used in computation	15,000	195,444

Net loss per share, diluted:
Loss per share from continuing operations, diluted	$(0.40)	$(0.14)
Income per share from discontinued operations, diluted	—	—
Net loss per share, diluted	$(0.40)	$(0.14)
Diluted shares used in computation	15,000	195,444

	Successor Company	Predecessor Company
	257 Days Ended	109 Days Ended	Year Ended March 31,
	March 31, 2004	July 18, 2003	2003	2002
Revenue:
Licenses	$49,146	$13,525	$88,567	$130,457
Maintenance	66,340	29,176	99,801	86,876
Consulting and training	10,398	5,954	41,672	64,998
Total revenue	125,884	48,655	230,040	282,331
Costs and Expense:
Cost of licenses	1,437	706	6,273	16,229
Cost of maintenance	11,883	5,152	26,464	34,383
Cost of consulting and training	10,989	5,289	38,400	68,097
Sales and marketing	36,631	14,588	107,891	260,760
Research and development	20,412	8,908	52,410	59,942
General and administrative	32,860	14,951	88,783	96,512
Amortization of intangible assets	16,211	—	—	75,783
Restructuring, impairments and other	—	(1,239)	92,231	414,595
Total operating costs and expenses	130,423	48,355	412,452	1,026,301
(Loss) income from continuing operations before reorganization, interest, and income taxes	(4,539)	300	(182,412)	(743,970)
Reorganization items, net	(7,188)	378,821	(458)	—
Interest income	1,179	691	789	5,786
Interest expense	(4,623)	(4,779)	(36,532)	(24,608)
(Loss) income from continuing operations before income taxes	(15,171)	375,033	(218,613)	(762,792)
Income tax expense on continuing operations	(2,697)	(1,096)	(8,092)	(4,270)
(Loss) income from continuing operations	(17,868)	373,937	(226,705)	(767,062)
Income (loss) from discontinued operations, net of income taxes	—	252	257,564	(1,264,331)
Net (loss) income	$(17,868)	$374,189	$30,859	$(2,031,393)

Net (loss) income per share, basic:
(Loss) income per share from continuing operations	$(1.19)	$1.91	$(1.16)	$(4.29)
Income (loss) per share from discontinued operations	—	—	1.32	(7.07)
Net (loss) income per share	$(1.19)	$1.91	$0.16	$(11.36)
Basic shares used in computation	15,000	195,654	195,248	178,875

Net (loss) income per share, diluted:
(Loss) income per share from continuing operations	$(1.19)	$1.82	$(1.16)	$(4.29)
Income (loss) per share from discontinued operations	—	—	1.32	(7.07)
Net (loss) income per share	$(1.19)	$1.82	$0.16	$(11.36)
Diluted shares used in computation	15,000	208,302	195,248	178,875